1 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission.

2 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Safe Harbor Statement This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward‐looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management’s plans, goals and objectives for future operations and growth. In some cases, you can identify forward‐looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward‐looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company’s management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company’s ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward- looking statements.

3 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Technology: • 11 Patents, 8 Pending • 495M Online Profiles DBase • 90% of USA Updated Weekly • 1 Billion Ads Served Monthly • 10 Billion Transactions Daily Relationships: • Google, Yahoo and Microsoft • Thousands Publishers / Domains • Access to > 50% Media Budgets • Integrated with Ad-Networks • Integrated with Ad-Exchanges Company Overview Connecting Advertisers to Consumers Using Data Created From Artificial Intelligence Offices: 91 People Located in California and Arkansas Little Rock San Jose

4 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. An Experienced Team and Board Pat Terrell Director Kent Burnett Director Charles Morgan Director Gordon Cameron Director Trey Barrett COO Richard Howe CEO Wally Ruiz CFO Andrea Haldeman CRO • Multiple successful businesses • Startup through $1B+ Managed • IT, Data, Analytics & AI pioneers • Worldwide relationships/experience • Billions in M&A transactions • Vested interest with >20% ownership

5 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Financial Performance $23.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 PERFORMANCE • 17% 4-Year CAGR • $80M Revenue, $1.1M AEBITDA • Q4-2017 Revenue up 21% YOY • Positive Operating Cash • Strongest January-18 in History • Double Digit 2018 Growth $10.1 $46.9m $70.4m $71.5m $79.6m

6 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. The INUVO Exchange Advertisers Demand Side Technologies $77B Market (Forrester Research) MarketP lace Supply Side Technologies Targeting & Optimization Technologies Ad Exchanges Ads Demand Ad Networks Impression Supply Inuvo Partners Inuvo Publishers Ad Networks Ad Exchanges Inuvo Websites Demand, Supply, Targeting, Optimization & Validation Technologies Ad Partners $83 Billion U.S. Market

7 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Artificial Intelligence in Advertising 3.8 Billion content URLS as the teacher. 500 million user profiles 100 million updated daily 25 Million concepts identified as important (object, idea, emotion, place, person, role…) 1 Trillion concept associations used to expose the importance of concepts relative to each other We used the content of the Internet to teach a machine how to determine INTENT The IntentKeytm

8 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. The Co-Occurrence of Concepts Matters The originators of INTENT-based advertising By reading hundreds of millions of pages, natural associations between words and ideas emerge and the probability between words and ideas can be quantified. Marilyn Monroe Suicide Hollywood President Murder Conspiracy Brentwood overdose Madison Square Garden Motion Pictures Chinese Theatre Sex Symbol Controversy The IntentKeytm: Kennedy Scandal Birthday Rodeo Drive Actress Norma Jean Dumb Blond

9 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. How it Works BASS concepts are extracted from the page where consumer lands, where INUVO is asked to serve an Ad. • Page Intentions matched with music and instrument clusters • Fishing cluster is EXPOSED FISHING Fishing, Music, Guitar, Jazz, Bass, Artists • Bass Fishing Ad is Served

10 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Why the IntentKeytm Matters The wrong advertisement can impact both the brand and the consumer negatively. Knowing the INTENT, creates a value proposition for both constituents.

11 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Why the IntentKeytm Matters The wrong advertisement can impact both the brand and the consumer negatively. Knowing the INTENT, creates a value proposition for both constituents. Similar content, different intent.

12 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. The IntentKeytm Tracks Intent over Time: A Powerful B2C and B2B Audience Targeting Capability WebSite Concept: Outdoors WebSite Concept: Music WebSite Concept: Hunting WebSite Concept: Fishing Audience: BASS Fisherman

13 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. A Prospecting Engine For Advertisers We identify the right content and audiences for targeting $ $ $ $ $ $ $ $ Bass Fishers From INUVO’s 500 million profiles, the Bass Fisher Audience is Identified and Targeted Age, Gender, Income, Education

14 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Inuvo Exchange Placement Options Under-Image Under-Video Anchor Unit In-Content Outstream Search Ads

15 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Monetization and Services for Publishers Custom configurations to maximize user experience & revenue Multiple ad-units & sizes across desktop & mobile Deep proprietary demand stack Quick rendering IntentKey technology auto- categorizes publisher pages in real-time for yield Better Ads Standards compliant Dedicated account management & pub ops team High viewability One Tag Implementation Custom Reporting

16 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Delivering Results For Clients Inuvo has a proven track record of success and has built a portfolio of trusted publishers, partners, and advertisers.

17 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. • Connecting advertisers to consumers through Artificial Intelligence technology • Experienced Team and Board 20%+ equity interest • Serving $83 billion U.S. digital advertising market • Strong operating history with 17% CAGR since 2014 • Proprietary knowledge database with presence across desktop, web and mobile • Established a growing base of direct relationships, partners, publishers and advertisers Investment Highlights

18 Information in this presentation is considered confidential and proprietary to Inuvo and should not be disclosed or shared with others without Inuvo’s permission. Get In Touch Richard Howe, CEO Wally Ruiz, CFO Phone: 501-205-8508 richard.howe@inuvo.com wallace.ruiz@inuvo.com